                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 09, 2004
                                                           -------------


                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)


            PolyOne Center, 33587 Walker Road, Avon Lake, Ohio 44012
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (440) 930-1000
                                                           --------------


 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events

On June 9, 2004, the Registrant issued a press release, filed herewith as
Exhibit 99.1, announcing the sale of Registrant's Melos(R) rubber granulates operations to a management team, supported by investors from a group of European banks and funds.


Item 7 (c) Financial Statements and Exhibits

Exhibit 99.1 -- Press Release of June 9, 2004, filed herewith.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    POLYONE CORPORATION

                                                    By: /s/ Michael J. Meier
                                                        -----------------------
                                                        Corporate Controller


Dated:  June 9, 2004